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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                   -----------------------------------------


                                    FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                         -----------------------------


      Date of Report (Date of earliest event reported): January 19, 1999



                            MANUGISTICS GROUP, INC.
            (Exact name of registrant as specified in its charter)


        DELAWARE                    0-22154             52-1469385
(State or other jurisdiction      (Commission        (I.R.S. Employer
   of incorporation)              File Number)       Identification Number)


                          2115 EAST JEFFERSON STREET
                           ROCKVILLE, MARYLAND 20852
             (Address of principal executive offices and zip code)


                                (301) 984-5000
             (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On January 19, 1999, Manugistics Group, Inc. issued a press release announcing its plans to reorganize and move forward as an independent software vendor, and that it is no longer engaged in the previously announced discussions with other companies concerning a potential business combination.

     A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following is filed as an Exhibit to this Report:

Exhibit Number     Description
--------------     -----------

  99               Press Release dated January 19, 1999.

                                       2
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 19th day of January, 1999.


                                        MANUGISTICS GROUP, INC.


                                        By: /s/ Peter Q. Repetti
                                           --------------------------------
                                            Peter Q. Repetti
                                            Senior Vice President and
                                            Chief Financial Officer


                                       3
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                                 EXHIBIT INDEX
                                 -------------




EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

  99                PRESS RELEASE DATED JANUARY 19, 1999.